TIME WARNER TELECOM

August 14, 2001

Forward Looking Statement

"Statements made during today's presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to changes in economic, business, competitive, technological and/or regulatory factors. More detailed information about those factors is set forth in our most recent filings with the Securities and Exchange Commission, especially the section entitled Risk Factors in our Annual Report on Form 10-K for the year ended 2000.

Time Warner Telecom Inc. is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise."

TIME WARNER TELECOM

Company Overview

Larissa Herda

Chairman, CEO and President

Highlights

- Broadband local and regional fiber-based services
- Exceptional history of execution
- Proven model demonstrating profitability
- Experienced and stable management team
- Funded business plan

Strong and Experienced Management

Larissa Herda
Chairman, CEO
and President
Since 1997

Name	Title	Since
Patricia Gorman	EVP, Corp. Operations	Since 2000
John Blount	EVP, Field Operations	Since 1996
Michael Rouleau	Sr. VP, Marketing & Bus. Development	Since 1999
Dave Rayner	Sr. VP, CFO	Since 1994
Paul Jones	Sr. VP, General Counsel & Regulatory Policy	Since 1993
Graham Powers	Sr. VP, New Market Implementation	Since 1993
Mark Hernandez	Sr. VP, Chief Information Officer	Since 2000
Raymond Whinery	Sr. VP, Planning & Engineering	Since 1994
Julie Rich	Sr. VP, Human Resources & Business Admin.	Since 1998
Mark Peters	VP Treasurer, Investor Relations	Since 1998

Average tenure at Time Warner Telecom is over 4 years

TWTC National Footprint - 42 Active Markets


Seattle
Spokane
Portland/Vancouver
National Operations Center
Boise
Sacramento
Oakland
San Francisco
Fresno
Bakersfield
San Luis Obispo
Santa Barbara
Los Angeles
Orange County
San Diego
Salt Lake City
Las Vegas
Denver
National Operations Center
Phoenix
Tucson
Albuquerque
Minneapolis
Milwaukee
Internet Operations Center
Chicago
Indianapolis
Columbus
Dayton
Cincinnati
Memphis
Dallas
Austin
San Antonio
Houston
Atlanta
Charlotte
Greensboro
Raleigh
Fayetteville
Columbia
Tampa
Orlando
Rochester
Albany
Binghamton
New York
Northern New Jersey
Honolulu
Legend
TWTC Markets
Planned 2001
Regional Interconnection Sites
Regional Fiber Network
National IP Network
August 6, 2001

Carrier Customers

Broadwing

CABLE & WIRELESS

Qwest

AT&T

Williams COMMUNICATIONS WE HAVE. WE CAN. WE WILL.

Level(3)

Global Crossing™

UUNET

McLeodUSA

AMERICA Online

verizon wireless

Sprint

XO

ICI

WORLDCOM

Sprint PCS®

The Clear Alternative to Cellular℠

AT&T Wireless Services

VERIO

NEXTEL.com

Road Runner HIGH SPEED ONLINE

frontier A Global Crossing Company

Retail Customers

Fidelity Investments
The Sutherland Group
Duke University
Fox Sports
Sony
Alliance
Allstate
You're in good hands.
Kaiser Permanente
BlueCross BlueShield
Shell
Lilly
Xerox
4 Atlantic
National Instruments
Micron
Cisco Systems
CNN
Qualcomm
Hewlett Packard
Texaco Inc.
Ethicon Endo-Surgery, Inc.
a Johnson & Johnson company
Bank of America
IBM
eStrong.com
Procter & Gamble
The University of Texas
Marathon
Golfsmith

GST Integration - Milestones Achieved

- Key management in place
- Executing on TWTC business plans across the Western Division
- Metro fiber construction projects underway in several markets
- Regional network activated
- Deployed common front-end ordering system
- Implemented common company accounting, finance and procurement practices across the Western Division

Fundamentals Remain Strong

- Diverse and stable customer base
- National, metro-focused footprint
- Industry-leading margins
- Disciplined approach to expansion
- Bottom-line focus

TIME WARNER TELECOM

Financial

David Rayner

Senior Vice President and CFO

Exceptional History of Execution

- 18 consecutive quarters of revenue growth
- 9 consecutive quarters of increasing *positive* EBITDA
- Industry-leading gross margins[(1), (2)]
  - 55% for consolidated operations
  - 62% for Core Operations
- Industry-leading EBITDA margins[(1), (2)]
  - 21% for consolidated operations
  - 29% for Core Operations

---

(1) *For the 3 months ended June 30, 2001*
(2) *Consolidated Operations include the historical operations ("Core Operations") of Time Warner Telecom and the results from the GST acquired assets*

Strong Track Record of Growth


($MM)
Quarterly Recurring Revenue(1)
180
160
140
120
100
80
60
40
20
0
GST Acquisition
January 10, 2001
1Q97
2Q97
3Q97
4Q97
1Q98
2Q98
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01


($MM)
Quarterly Recurring EBITDA(1)
40
35
30
25
20
15
10
5
0
(5)
(10)
(15)
1Q97
2Q97
3Q97
4Q97
1Q98
2Q98
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01

(1) *Excludes one-time reciprocal compensation settlements*

High Quality Customer and Revenue Mix (1)



Switched Access
Reciprocal Comp
8%
8%
16%
ISP – Tier I
End User
28%
3%
ISP – Tier II
37%
Carrier

(1) Consolidated Operations for three months ended June 30, 2001, excluding one-time reciprocal compensation

Top 10 Customers

Rank	Category	% of Revenue[1]
1	Tier I - IXC	12.9 %
2	Tier I - IXC	8.6
3	RBOC	5.0
4	RBOC	4.7
5	Tier I - IXC	3.2
6	Tier I - ISP	3.0
7	Tier II - IXC	1.7
8	RBOC	1.6
9	Tier II - IXC	1.4
10	Tier II - IXC	1.3

(1) For the six months ended June 30, 2001, excluding one-time reciprocal compensation settlements.

TIME WARNER TELECOM

Market Performance - Core Markets (1)

- Historically, markets have turned EBITDA positive within 18 months after launching service
- 21 of 24 markets are EBITDA positive
- 18 markets exceeded a 50% EBITDA margin(2)
- 17 markets were Free Cash-Flow Positive(2), (3)

(1) For the 6 months ended June 30, 2001, excluding non-recurring reciprocal compensation settlements
(2) EBITDA and EBITDA margins are before corporate overhead
(3) Free Cash Flow is defined as EBITDA less year-to-date capital expenditures

Market Performance-Core Markets [1]

Core Markets	#	EBITDA Margin[2]	Annualized EBITDA [2]	Life-to-Date Cap-X
Pre-95 Launch	8	64%	$180 MM	$459 MM
1995-1996	10	55%	$157 MM	$530 MM
Post 1996	6	41%	$21 MM	$137 MM
	24			

21 of 24 Markets EBITDA Positive

(1) *For Core markets for 2Q01, excluding non-recurring reciprocal compensation settlements.*

(2) *Before corporate overhead*

Fully Funded Business Plan

$ in millions

Debt [1]

High Yield	
9.75% Senior Unsecured Notes	$ 400
10.125% Senior Unsecured Notes	400
Senior Secured Debt	250
Capital Leases	17
Total Debt	$1,067

Equity [1]

Stockholder's Equity	$ 1,011

Debt to Equity[1]

Debt to Equity	1.06 : 1

[1] As of June 30, 2001

Fully Funded Business Plan

$ in millions

Available Financing (1)

Cash and equivalents	$ 481
Available Secured Credit	750
Total	$1,231

(1) As of June 30, 2001

Credit Statistics

$ in millions

	Capitalization
Bank Debt	$250
High Yield	800
Capital Leases	17
Total Debt (2)	$1,067
Total Debt / Gross PP&E(2)	0.5 x
Total Debt / Paid-in-Capital(2)	0.9 x
EBITDA(1) / Total Interest(1)	1.4 x

(1) For the three months ended June 30, 2001, excluding one-time reciprocal compensation settlements
(2) Based on June 30, 2001 balance

2001 Guidance

- Currently 42 operating markets with 2 new markets under construction
- $550MM of capital expenditures in 2001
- EBITDA margins flat-to-down in 2001 due to asset acquisition
- Sequential quarterly and annual EBITDA growth for 2001
- Increased depreciation, amortization and interest expense as a result of capital expenditures and the asset acquisition

Question and Answer

TIME WARNER TELECOM